Goodwill - Additional information (Details)	12 Months Ended
Dec. 31, 2020 USD ($) unit
Intangible Assets [Abstract]
Number CGU | unit	1
Impairment charge | $	$ 0
Explanation of period over which management has projected cash flows	Cash flows for the first five years include revenue growth rates similar to actual growth rates the company has achieved over the past two years
Growth rate used to extrapolate cash flow projections	3.00%
Discount rate applied to cash flow projections	12.00%